UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2022

JUPITER WELLNESS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477

(Address of principal executive offices) (Zip Code)

(561) 244-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JUPW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Warrants, each exercisable for one share of Common Stock at $8.50 per share	JUPWW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Material Agreements

On April 20, 2022, Jupiter Wellness, Inc. (the “Company”) entered into a $1,500,000 Loan Agreement (the “Greentree Loan”). Pursuant to the the Greentree Loan the Company issued a Convertible Promissory Note in the principal amount of $1,500,000 (the “Greentree Note”) and the issuance of a Common Stock Purchase Warrant for 1,100,000 shares of the Company’s common stock (the “Greentree Warrant”). The Greentree Note has a maturity date of October 20, 2022.

On April 20, 2022, the Company entered into a $500,000 Loan Agreement (the “L&H Loan,” collectively with Greentree Loan as the “Loan Agreements”). Pursuant to the L&H Loan the Company issued a Convertible Promissory Note in the principal amount of $500,000 (the “L&H Note,” collectively with Greentree Note as the “Notes”) and the issuance of a Common Stock Purchase Warrant for 360,000 shares of the Company’s common stock (the “L&H Warrant,” collectively with Greentree Warrant as the “Warrants”). The L&H Note has a maturity date of October 20, 2022.

The Notes have an original issuance discount of five percent (5%), an interest rate of eight percent (8%), and a conversion price of $2.79 per share, subject to an adjustment downward if the Company is in default of the terms of the Notes. The Warrants have a five (5) year term, an exercise price of $2.79 per share, have a cashless conversion feature until such time as the shares underlying the Warrants are included in an effective registration and certain anti-dilution protection.

The description of the terms of the Loan Agreements, the Notes and the Warrants are summaries and are qualified by the agreements, a copy of the Greentree agreements are filed as exhibits 10.1, 10.2 and 10.3. The only differences between the L&H agreements and Greentree agreements are the name of investor and amount of investment.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 to this current report on Form 8-K is by this reference incorporated in this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information under Item 1.01 is incorporated by reference into this Item 3.02. Pursuant to the Loan Agreements the Company issued an aggregate of 250,000 shares of common stock to Greentree and L & H.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
10.1	Loan Agreement between Jupiter Wellness, Inc. and Greentree Financial Group, dated April 20, 2022
10.2	Promissory Note between Jupiter Wellness, Inc. and Greentree Financial Group, dated April 20, 2022
10.3	Warrant Agreement between Jupiter Wellness, Inc. and Greentree Financial Group, dated April 20, 2022
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2022

JUPITER WELLNESS, INC.

By:	/s/ Brian John
Brian John
Chief Executive Officer